Exhibit 99.2
July 27, 2023 Second Quarter Conference Call 2023

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; our share repurchase authorization or program; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; oil price volatility and its effects and results; our protocols and plans; our current work continuing; the spot market; our spending and cost management efforts and our ability to manage changes; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from mature oil and gas wells Lowering Decommissioning Costs Safely returning the seabed to its original state Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 10) • Key Financial Metrics (pg. 20) • 2023 Outlook (pg. 23) • Sustainability and ESG (pg. 30) • Non-GAAP Reconciliations (pg. 33) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

6 6 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 6/30/23 6/30/22 3/31/23 6/30/23 6/30/22 Revenues 309 $ 163 $ 250 $ 559 $ 313 $ Gross profit (loss) 55 $ (1) $ 15 $ 71 $ (20) $ 18% (1)% 6% 13% (6)% Net income (loss) 7 $ (30) $ (5) $ 2 $ (72) $ Diluted earnings (loss) per share 0.05 $ (0.20) $ (0.03) $ 0.01 $ (0.47) $ Adjusted EBITDA1 Business segments 88 $ 26 $ 46 $ 134 $ 36 $ Corporate, eliminations and other (16) (10) (11) (27) (16) Adjusted EBITDA1 $ 17 71 $ 35 $ 106 $ 19 $ Cash and cash equivalents2 $ 261 183 $ 167 $ 183 $ 261 $ Net Debt1 $ 4 78 $ 91 $ 78 $ 4 $ Cash flows from operating activities 32 $ (6) $ (5) $ 26 $ (23) $ Free Cash Flow1 $ (7) 30 $ (12) $ 19 $ (25) $ Six Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Excludes restricted cash of $3 million as of 3/31/23 and 6/30/22 Amounts may not add due to rounding

7 7 Financial Results • Net income of $7 million, $0.05 per diluted share • Adjusted EBITDA1 of $71 million • Operating cash flows of $32 million • Free Cash Flow1 of $30 million Operations • Q7000 commenced decommissioning operations offshore New Zealand • Well Intervention achieved near-full utilization with the exception of the Q4000, which entered dry dock during Q2 • Robotics achieved strong utilization and operating results with high trenching and vessel activities during Q2 • Strong contribution from Helix Alliance with the commencement of Epic Hedron operations earlier than expected • Solid cash generation and positive Free Cash Flow despite concentration of capital spending Awards • Helix Alliance awarded 39-well full-field decommissioning contract in Gulf of Mexico EXECUTIVE SUMMARY Second Quarter 2023 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Production Maximization $102 million 33% Decommissioning $170 million 55% Renewables $35 million 11% Other $2 million 1% Revenue by Core Market Quarter Ended June 30, 2023

8 8 Well Intervention • Well Intervention vessel fleet utilization 84% • 53% in the GOM • 97% in the North Sea and Asia Pacific • 97% in Brazil • 15K IRS idle during quarter; 10K IRS mobilizing for contract offshore Australia Robotics • Robotics chartered vessels utilization 96% • 435 total vessel days (113 spot vessel days) • 194 days vessel trenching; 58 days i-Plough trenching on third party vessel • ROV and trencher utilization 58% Shallow Water Abandonment • 78% liftboat, OSV and crewboat combined utilization • 53% diving support vessel (DSV) utilization • 79% utilization on the Epic Hedron heavy lift barge • 1,554 days P&A and coiled tubing (CT) systems utilization, 81% utilization on 15 P&A systems and six CT systems Production Facilities • Helix Producer I operated at full rates during quarter • Increased oil and gas production following scheduled maintenance in the Thunder Hawk field during Q1 EXECUTIVE SUMMARY Second Quarter 2023 Segments

9 9 Q2 2023 • Cash and cash equivalents of $183 million • Liquidity1 of $285 million • Long-term debt2 of $261 million • Net Debt3 of $78 million Share Repurchases • Acquired 750,000 Helix common shares for approximately $5.1 million, average $6.77 per share, under our repurchase program in Q2 • Year to date repurchases of 1,410,000 shares for approximately $10.1 million, average $7.13 per share EXECUTIVE SUMMARY Balance Sheet 1 Liquidity at is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility, which was amended in Q2 to, among other things, expand the capacity of the ABL facility to $120 million 2 Net of unamortized issuance costs 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below

10 Operational Highlights

11 11 OPERATIONAL HIGHLIGHTS Segment Results ($ in millions, unaudited) Three Months Ended Six Months Ended 6/30/23 6/30/22 3/31/23 6/30/23 6/30/22 Revenues Well Intervention 154 $ 106 $ 142 $ 297 $ 213 $ Robotics 70 50 49 119 87 Shallow Water Abandonment1 - 76 49 126 - Production Facilities 23 18 21 44 36 Intercompany eliminations (15) (11) (12) (27) (23) Total 309 $ 163 $ 250 $ 559 $ 313 $ Gross profit (loss) % Well Intervention 7 $ 5% $ (19) (18)% $ (4) (3)% $ 3 1% $ (48) (22)% Robotics 20 28% 12 23% 7 14% 27 22% 15 17% Shallow Water Abandonment1 21 28% 7 - 15% 28 23% - Production Facilities 9 37% 7 38% 6 28% 14 33% 13 37% Eliminations and other (1) - (1) (2) (1) Total 55 $ 18% $ (1) (1)% $ 15 6% $ 71 13% $ (20) (6)% Utilization Well Intervention vessels 84% 67% 80% 82% 67% Robotics vessels 96% 94% 91% 94% 92% Robotics assets (ROVs and trenchers) 58% 53% 56% 57% 44% Shallow Water Abandonment vessels1 78% - 58% 68% - Shallow Water Abandonment systems1 81% - 68% 74% - 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition Amounts may not add due to rounding

12 12 • Q5000 – 99% utilized in Q2; performed a combination of production enhancement and abandonment scopes on five wells under a multi-year campaign for Shell • Q4000 – 7% utilized in Q2; completed a decommissioning campaign for one customer and subsequently underwent scheduled regulatory dry dock for the remainder of the quarter • 15K IRS rental unit – idle in Q2 • 10K IRS units – one system mobilizing for an 18- month contract offshore Australia OPERATIONAL HIGHLIGHTS Well Intervention - Gulf of Mexico

13 13 • Well Enhancer – 100% utilized in Q2; worked for four customers performing production enhancement operations on six wells and decommissioning operations on one well • Seawell – 100% utilized in Q2; worked for three customers performing decommissioning operations on nine wells and production enhancement work on three wells • Q7000 – completed paid transit to New Zealand and commenced decommissioning operations during the quarter; 91% utilization includes 55 days paid transit and mobilization with related fees and costs deferred OPERATIONAL HIGHLIGHTS Well Intervention - North Sea & Asia Pacific

14 14 • Siem Helix 1 – 94% utilized in Q2; performed decommissioning scopes on five wells in the Campos basin for Trident Energy • Siem Helix 2 – 100% utilized in Q2; performed production enhancement scope on two wells and decommissioning scopes on two wells in the Campos basin for Petrobras OPERATIONAL HIGHLIGHTS Well Intervention - Brazil

15 15 OPERATIONAL HIGHLIGHTS Well Intervention Utilization 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 97% 79% 53% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 68% 99% 99% 98% 100% 100% 97% 72% 52% 87% 88% 99% 92% 97% 97% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Gulf of Mexico¹ North Sea & West Africa / Asia Pacific² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea & West Africa / Asia Pacific includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

OPERATIONAL HIGHLIGHTS

Robotics

- ***Grand Canyon II*** (Asia Pacific) – 100% utilized in Q2 performing long-term decommissioning project offshore Thailand
- ***Grand Canyon III*** (North Sea) – 89% utilized in Q2 performing two separate renewables trenching projects for one client
- ***Shelia Bordelon*** (GOM) – 91% utilized in Q2 performing ROV seismic node installation services for one customer
- ***Glomar Wave*** (North Sea) – 68 days operational in Q2 performing site clearance operations
- **Spot Vessels** – 113 days of spot vessel operations during Q2
  - 48 days for the *Horizon Enabler* performing renewables trenching projects for two customers and oil and gas trenching for another client
  - 65 days on the *Siem Topaz* performing a renewables trenching project offshore Taiwan
- **Trenching** – 194 integrated vessel trenching days on oil and gas and renewables projects on the *Grand Canyon III, Horizon Enabler* and *Siem Topaz* and 58 days trenching with the i-Plough trencher on a third-party vessel performing boulder clearance operations


GRAND CANYON III

16

17 17 OPERATIONAL HIGHLIGHTS Robotics Utilization 499 450 336 165 236 358 419 323 370 376 332 295 435 119 154 92 72 84 90 90 66 81 176 160 156 34% 252 37% 32% 24% 36% 43% 38% 35% 53% 66% 58% 56% 58% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Vessel Days Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 69 days, 92 days, 90 days and 58 days during Q2 2020, Q3 2020, Q1 2023 and Q2 2023, respectively 2 ROV utilization included 44, 42, 40 and 39 work class ROVs during 2020, 2021, 2022 and 2023, respectively and four trenchers during 2020 and 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service late Q4 2022 Utilization Days

18 18 Offshore • Liftboats – nine liftboats with combined utilization of 88% in Q2 performing make safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 76% in Q2 Energy Services • P&A Systems – 1,250 days of utilization, or 92%, over 15 P&A systems in Q2 • CT systems – 304 days of utilization, or 56%, over six CT systems in Q2 Diving & Heavy Lift • Epic Hedron – heavy lift barge utilization of 79% during Q2 • DSVs – three diving support vessels with combined utilization of 53% in Q2 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment

19 19 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Liftboat utilization includes nine liftboats during Q1-Q2 2023 and ten liftboats during Q3-Q4 2022 2 Systems utilization includes six coiled tubing systems and 14 marketable P&A systems during Q3 2022, and 15 P&A systems and six coiled tubing systems during Q4 2022 and Q1-Q2 2023 72% 95% 86% 41% 71% 30% 69% 74% 63% 0% 80% 26% 86% 39% 31% 14% 77% 44% 88% 76% 53% 79% 92% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Liftboats¹ OSVs and Crew Boat Diving Vessels Heavy Lift Derrick Barge P&A Systems² Coiled Tubing Systems² Q3 22 Q4 22 Q1 23 Q2 23 The graph below presents the utilization statistics of the Helix Alliance vessels and equipment following their acquisition on July 1, 2022

20 Key Financial Metrics

21 21 Total funded debt1 of $267 million at 6/30/23 • $30 million Convertible Senior Notes due 2023 – 4.125% • Final maturity September 15, 2023 • $200 million Convertible Senior Notes due 2026 – 6.75% • $37 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile $0 $50 $100 $150 $200 $250 2023 2024 2025 2026 2027 Principal Payment Schedule at 6/30/23 ($ in millions) CSN 2023 CSN 2026 MARAD $34 1 Excludes $6 million of remaining unamortized debt issuance costs $9 $210 $9 $5

22 22 $267 $279 $208 $291 $254 $187 $183 $(496) $(440) $(406) $(350) $(305) $(264) $(261) $348 $426 $380 $452 $305 $285 $285 $(229) $(161) $(143) $(58) $22 $(75) $(78) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ KEY FINANCIAL METRICS Debt & Liquidity Profile ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 of $54 million, December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 6/30/23

23 2023 Outlook

24 24 2023 OUTLOOK Forecast ($ in millions) 2023 2022 Outlook Actual1 Revenues $ 1,175 - 1,250 873 $ Adjusted EBITDA2 240 - 270 121 Free Cash Flow2 130 - 170 18 Capital Additions3 65 - 80 69 Revenue Split: Well Intervention $ 680 - 720 524 $ Robotics 235 - 245 192 Shallow Water Abandonment1 230 - 250 125 Production Facilities1 85 - 90 82 Eliminations (55) (50) Total Revenue $ 1,175 - 1,250 873 $ 1 2022 Actual includes the results of Helix Alliance in the Shallow Water Abandonment segment beginning July 1, 2022, and Thunder Hawk field production in the Production Facilities segment beginning August 25, 2022 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

25 25 • Q4000 (Gulf of Mexico) – expected to complete regulatory dry dock late-July followed by contracted work into Q4 with identified opportunities for remainder of 2023 • Q5000 (Gulf of Mexico) – ongoing multi-year campaign with Shell followed by contracted work into late Q4 with expected strong utilization for remainder of 2023 • IRS rental units (Global) – 15K IRS has visibility for Q4; 10K IRS on 18-month contract offshore Australia through Q3 2024 • Well Enhancer (North Sea) – contracted work through late-December 2023 and strong utilization expected through remainder of 2023 and backlog into 2024 • Seawell (North Sea and Europe) – contracted work through remainder of 2023 and into Q2 2024 • Q7000 (Asia Pacific) – decommissioning operations offshore New Zealand during Q3 followed by contracted work in Australia expected to continue into 2024 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy in the Campos Basin offshore Brazil through remainder of 2023 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras in various basins offshore Brazil through remainder of 2023 2023 OUTLOOK Well Intervention

26 26 • Grand Canyon II (Asia Pacific) – performing contracted decommissioning and ROV support work offshore Thailand with full utilization expected during Q3; vessel expected to be nearly fully utilized for remainder of 2023 • Grand Canyon III (North Sea) – continuing North Sea trenching campaign which is expected to keep vessel nearly fully utilized for remainder of 2023 • Shelia Bordelon (U.S.) – performing ROV survey support project expected to continue though Q3; subsequently in spot market and expected to have strong utilization over remainder of 2023 with visibility in the Gulf of Mexico and on the U.S. east coast for possible wind farm projects • Siem Topaz (Taiwan) – seasonal charter currently expected into November 2023; vessel working on offshore windfarm project utilizing T1400-1 trencher • Horizon Enabler (North Sea) – spot vessel performing seasonal trenching campaign into Q4; identified projects in Q4 in Mediterranean and North Seas with expected utilization for remainder of 2023 • Glomar Wave (North Sea) – vessel under flexible charter with committed and optional days, currently performing UXO survey for one customer on offshore windfarm project expected to continue into Q3 2023 with visibility during the remainder of 2023 • Trenchers (Global) – seven trenchers with expected ongoing three working trencher spreads, two in the North Sea and one in Asia Pacific; remaining trenchers in spot market available to work on third-party vessels including the i-Plough trenching system for U.S. east coast operations; expect good seasonal utilization on five trenchers during 2023 • ROVs (Global) – expect seasonally strong utilization in all three regions during 2023 2023 OUTLOOK Robotics

27 27 • Offshore • Liftboats – expected high utilization on eight of nine liftboats for the remainder of 2023; one liftboat undergoing regulatory out of service period in Q3 and one in Q4 • OSVs – expected strong Q3 utilization and seasonal slowdown in Q4 • Energy Services • P&A Systems – expected strong utilization for 12 to 15 P&A systems during remainder of 2023 • Coiled Tubing Systems – expected strong utilization on two to three coiled tubing systems during remainder of 2023 • Diving & Heavy Lift • DSVs – saturation diving vessel Triton Explorer expected to have high utilization into late Q4; two surface diving vessels expected to have high utilization into late Q3 followed by seasonal slow down in Q4 • Epic Hedron – heavy lift barge expected to have high utilization into late Q3 2023 OUTLOOK Shallow Water Abandonment

28 28 2023 Capital additions are forecasted at approximately $65 – $80 million: • Primarily maintenance capex related to regulatory recertification costs of our vessels and systems, which are reported in operating cash flows • Capital additions1 during Q2 approximated $29 million and included: • Approximately $28 million of regulatory certification costs • Approximately $1 million of capital expenditures • Capital additions during the remainder of 2023 are expected to be approximately $10 – $25 million Balance Sheet • Our total funded debt2 is expected to decrease by $34 million (from $267 million at June 30, 2023 to $233 million at December 31, 2023) • Remaining principal payment of $30 million of convertible senior notes due September 2023 • Semi-annual principal payment of $4 million of MARAD Debt due August 2023 Share Repurchase Program • Repurchased 750,000 shares for $5.1 million during Q2, average $6.77 per share • YTD repurchases of 1,410,000 shares for $10.1 million, average $7.13 per share 2023 OUTLOOK Capital Additions & Balance Sheet 1 Capital additions represents total accrued capital additions; total cash capital spending was approximately $25 million during Q2 2 Excludes unamortized issuance costs

29 29 We plan to continue momentum on the three legs of our Energy Transition business model: production maximization, renewables and decommissioning • Expected continued strong operating and free cash flows in this environment • Annual maintenance capex anticipated to average approximately $50 million for foreseeable future Well Intervention • Seawell and Well Enhancer contracted backlog into 2024 with rate improvements and expected good utilization • Q7000 under decommissioning contract with Shell in Brazil in 2024 • Expect continued existing operations with incremental rate improvements in Brazil in 2024: • Siem Helix 1 on long-term contract with Trident in Brazil into Q4 2024, with options to extend • Siem Helix 2 on long-term contract with Petrobras through late 2024 • Approximately 200 fewer days scheduled maintenance in 2024 vs. 2023 Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities, including in the U.S. markets • Continued tight ROV market • New Robotics assets: second IROV boulder grab and T-1400-2 jet trencher expected to be available during 2024 Shallow Water Abandonment • Expected strong Gulf of Mexico shallow water decommissioning market for foreseeable future Balance Sheet • No significant debt maturities until 2026 • $120 million revolving credit facility available through 2025 • Alliance earn-out first half of 2024 • Continued execution of share repurchase program 2023 OUTLOOK Beyond 2023

30 Sustainability and ESG

31 31 “Safety, Sustainability and Value Creation – our core goals – support our vision as a preeminent offshore energy transition Company.” Owen Kratz, President and Chief Executive Officer Sustainability continues to drive our business strategy and decision-making with a focus on our commitment to and participation in the world’s energy transition. Through production maximization, renewable energy support and decommissioning, our services lay the foundation for this transformation. Our 2022 Corporate Sustainability Report (available here) details our Greenhouse Gas reduction targets and the progress we have made year over year beginning with the baseline year of 2019 with a nearly 8% decrease in our Scope 1 emissions, a 30% decrease in our Scope 2 emissions and a nearly 43% decrease in our Scope 3 emissions. We focus on the risks and opportunities that climate change presents our Company and delve into the core of our business, our human capital. The disclosures in the 2022 Corporate Sustainability Report reflect our commitment to a more sustainable future and furthering our accountability to our investors, customers and employees. Corporate Sustainability SUSTAINABILITY AND ESG

32 32 Environmental, Social and Governance Environmental • Our business supports the responsible transition from a carbon-based economy through a three-pronged strategy of maximizing existing oil and gas reserves, applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms, and abandoning and decommissioning end of life wells. These efforts are published in greater detail in our 2022 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate-sustainability/. Social • Human capital management is a priority at Helix. Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance • Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members • Our Board has been significantly refreshed over the past four years adding five new members with increased gender and ethnic diversity SUSTAINABILITY AND ESG

33 Non-GAAP Reconciliations

NON-GAAP RECONCILIATIONS

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 6/30/23	Three Months Ended 6/30/22	Three Months Ended 3/31/23	Six Months Ended 6/30/23	Six Months Ended 6/30/22	Year Ended 12/31/2022
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income (loss)	$ 7,100	$ (29,699)	$ (5,165)	$ 1,935	$ (71,730)	$ (87,784)
Adjustments:						
Income tax provision (benefit)	3,312	1,434	(2,018)	1,294	3,574	12,603
Net interest expense	4,228	4,799	4,187	8,415	9,973	18,950
Other (income) expense, net	5,740	13,471	(3,444)	2,296	17,352	23,330
Depreciation and amortization	39,227	33,158	37,537	76,764	66,646	142,686
Gain on equity investment	-	(8,184)	-	-	(8,184)	(8,262)
EBITDA	59,607	14,979	31,097	90,704	17,631	101,523
Adjustments:						
Gain on disposition of assets	-	-	(367)	(367)	-	-
General provision for current expected credit losses	548	193	141	689	67	781
Change in fair value of contingent consideration	10,828	-	3,992	14,820	-	16,054
Acquisition and integtation costs	309	1,587	231	540	1,587	2,664
Adjusted EBITDA	$ 71,292	$ 16,759	$ 35,094	$ 106,386	$ 19,285	$ 121,022
Free Cash Flow:						
Cash flows from operating activities	$ 31,501	$ (5,841)	$ (5,392)	$ 26,109	$ (23,254)	$ 51,108
Less: Capital expenditures, net of proceeds from sale of assets	(1,255)	(1,564)	(6,300)	(7,555)	(2,187)	(33,504)
Free Cash Flow	$ 30,246	$ (7,405)	$ (11,692)	$ 18,554	$ (25,441)	$ 17,604
Net Debt:						
Long-term debt and current maturities of long-term debt	$ 260,968	$ 267,110	$ 260,460	$ 260,968	$ 267,110	$ 264,075
Less: Cash and cash equivalents and restricted cash	(182,651)	(263,100)	(169,182)	(182,651)	(263,100)	(189,111)
Net Debt	$ 78,317	$ 4,010	$ 91,278	$ 78,317	$ 4,010	$ 74,964

34

35 35 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of the contingent consideration and the general provision (release) for current expected credit losses, if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP.

36 36